 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Transgenomic, Inc.

(Name of Registrant as Specified in Its Charter)

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EXPLANATORY NOTE

These Definitive Additional Materials are being filed to amend and supplement certain information that was provided in Transgenomic Inc.’s Definitive Proxy Statement, dated May 12, 2017. Other than the amended and supplemented information included in these Definitive Additional Materials, no other changes have been made to the Definitive Proxy Statement, and it continues to be in full force and effect as originally filed with the Securities and Exchange Commission on May 12, 2017. Transgenomic continues to seek the vote of Transgenomic stockholders for all proposals to be voted on at the special meeting of stockholders. Capitalized terms used but not otherwise defined in these Definitive Additional Materials have the meanings ascribed to them in the Definitive Proxy Statement. These Definitive Proxy Materials should be read together with the Definitive Proxy Statement.

SUPPLEMENT TO PROXY STATEMENT

May 25, 2017

These Definitive Additional Materials amend and supplement the Definitive Proxy Statement dated May 12, 2017 (the “Definitive Proxy Statement”), initially mailed to stockholders on or about May 15, 2017, by Transgenomic, Inc., a Delaware corporation (“Transgenomic), for a meeting of stockholders of Transgenomic to be held at Troutman Sanders LLP’s offices located at 1001 Haxall Point, Richmond, Virginia 23219 on June 5, 2017 at 10:00 a.m. Eastern time. The purpose of the special meeting is to consider and vote upon, among other items, proposals relating to the issuance of shares of New Precipio common stock and New Precipio preferred stock in connection with the Merger Agreement and related transactions, including the conversion of certain secured indebtedness of Transgenomic and a private placement with certain investors. Transgenomic expects the merger and related transactions to close in June 2017.

If any stockholders have not already submitted a proxy for use at the meeting of stockholders, they are urged to do so promptly. No action in connection with these Definitive Additional Materials is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

Your vote is very important. We cannot complete the merger, the conversion of secured debt and the private placement without the approval of the issuance of New Precipio common stock, including the shares that may be issued upon future conversion of New Precipio preferred stock. This approval requires the affirmative vote of the holders of a majority of the common stock and Series A-1 Convertible Preferred Stock, voting together as a single class (with each one share of Series A-1 Convertible Preferred Stock being entitled to 0.93 votes), present in person or represented by proxy at the special meeting at which a quorum is present. Even if you plan to attend the special meeting, we recommend that you submit your proxy before the special meeting so that your vote will be counted if you later decide not to attend the meeting. You can also vote your shares via the Internet or by telephone as provided in the instructions set forth on the enclosed proxy card. If you hold your shares in ‘‘street name’’ through a broker, you should follow the procedures provided by your broker.

For additional questions about the merger, the conversion of secured debt, private placement and other proposals, assistance in submitting proxies or voting your shares, or to request additional copies of the Definitive Proxy Statement, please contact our proxy solicitor at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders may call toll free: (888) 750-5834 (toll-free from the U.S. and Canada)

Banks and brokers may call collect: (212) 750-5833.

The information contained herein speaks only as of May 25, 2017, unless the information specifically indicates that another date applies.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Transgenomic believes that no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws; however to avoid the risk that lawsuits may delay or otherwise adversely affect the consummation of the proposed merger and to minimize the expense of defending such action, Transgenomic wishes to voluntarily make supplemental disclosures related to the proposed merger, which are set forth below, in response to certain allegations. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

THE TRANSACTION

Background of the Transaction

The following disclosure supplements and restates the third full paragraph on page 35 of the Definitive Proxy Statement.

On April 4, 2016, a representative of Craig-Hallum reported to senior management of Transgenomic that Craig-Hallum had contacted 88 strategic investors, 24 of whom did not respond, 35 expressed no interest, 28 executed non-disclosure agreements, received the confidential information memorandum and had access to the data room but decided not to move forward and one made an offer. Of the 28 executed non-disclosure agreements, 14 had standard standstill provisions, 14 had no standstill provisions and none had a “don’t ask, don’t waive” provision. With respect to the one offer received by Transgenomic, the strategic investor proposed to issue shares of common stock with a value of approximately $2.6 million in an asset purchase to purchase all of Transgenomic’s intellectual property and related assets.

Opinion of Craig-Hallum Capital Group LLC – Comparable Public Company Analysis

The disclosure under the sub-heading “Comparable Public Company Analysis of Transgenomic” beginning on page 47 of the Definitive Proxy Statement is supplemented by inserting the following table directly after the table titled “Transgenomic Comparable Group” on page 48 of the Definitive Proxy Statement.

	Transgenomic Comparable Companies
	LTM Multiples				2017E Multiples				2018E Multiples
	Revenue		EBITDA		Revenue		EBITDA		Revenue		EBITDA
Bio-Rad Laboratories, Inc.	2.2	x	15.2	x	2.2	x	15.6	x	2.1	x	NA
Cancer Genetics, Inc.	1.3	x	NM		0.7	x	NM		0.4	x	NA
Enzo Biochem Inc.	2.1	x	NM		NA		NA		NA		NA
Fluidigm Corporation	2.8	x	NM		2.2	x	NM		1.9	x	NM
OpGen, Inc.	6.7	x	NM		4.9	x	NA		NA		NA
Qiagen NV	5.8	x	18.6	x	5.2	x	16.2	x	4.9	x	15.3	x

Note that certain EBITDA multiples were not meaningful (NM) because the EBITDA value was negative for the associated comparable company.

The disclosure under the sub-heading “Comparable Public Company Analysis of Precipio” beginning on page 49 of the Definitive Proxy Statement is supplemented by inserting the following table directly after the table titled “Precipio Comparable Group” on page 49 of the Definitive Proxy Statement.

	Precipio Comparable Companies
	LTM Multiples				2017E Multiples				2018E Multiples
	Revenue		EBITDA		Revenue		EBITDA		Revenue		EBITDA
Cancer Genetics, Inc.	1.3	x	NM		0.7	x	NM		0.4	x	NA
Enzo Biochem Inc.	2.1	x	NM		NA		NA		NA		NA
Genomic Health Inc.	3.1	x	NM		2.7	x	60.6	x	2.3	x	30.9	x
Neogenomics Inc.	4.3	x	27.4	x	2.7	x	14.3	x	2.3	x	11.1	x
OpGen, Inc.	6.7	x	NM		4.9	x	NA		NA		NA

Note that certain EBITDA multiples were not meaningful (NM) because the EBITDA value was negative for the associated comparable company.

The following disclosure supplements and restates the second full paragraph under the sub-heading “Comparable M&A Transaction Analysis” on page 50 of the Definitive Proxy Statement.

The group was comprised of the following transactions and is referred to in this proxy statement as the “Precedent Transaction Group:”

Buyer	Target	Implied EV to LTM Revenue
Myriad Genetics, Inc.	AssureRx Health, Inc.	6.8x
Luminex Corporation	Nanosphere, Inc.	4.0x
NeoGenomics Laboratories, Inc.	Clarient, Inc.	2.2x
OpGen, Inc.	AdvanDx, Inc.	0.3x
Opko Health, Inc.	Bio-Reference Laboratories Inc.	1.6x
Neogenomics Inc.	Path Logic, Inc.	0.6x
Myriad Genetics, Inc.	Crescendo Bioscience, Inc.	9.5x
bioMérieux S.A.	Argene SA	4.3x
Luminex Corporation	EraGen Biosciences, Inc.	4.3x
GE Healthcare Limited	Clarient, Inc.	4.6x

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Transgenomic is subject to the informational requirements of the Exchange Act. Accordingly, Transgenomic files annual, quarterly and current reports, proxy statements and other information with the SEC. Transgenomic also furnishes to its stockholders annual reports, which include financial statements audited by independent certified public accountants and other reports which the law requires to be sent to stockholders. The public may read and copy any reports, proxy statements or other information that Transgenomic files at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington,

D.C. 20549. The public may obtain information at the public reference room by calling the SEC at 1-800-SEC-0330. Transgenomic’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov. You may obtain a copy of any of these documents, at no cost, by writing or telephoning at the following address:

Transgenomic, Inc.

12325 Emmet Street

Omaha, Nebraska

Attention: Corporate Secretary

(402)-452-5400

If you have any questions about the Definitive Proxy Statement or these definitive additional materials, the stockholders meeting, or if you would like additional copies of the Definitive Proxy Statement or these definitive additional materials, please contact our proxy solicitor at:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders may call toll free: (888) 750-5834 (toll-free from the U.S. and Canada)

Banks and brokers may call collect: (212) 750-5833

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

These Definitive Additional Materials together with the Definitive Proxy Statement contain “forward-looking statements.” Forward-looking statements relate to expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions. Without limiting the generality of the preceding sentence, statements contained in the sections ‘‘Summary,’’ ‘‘The Transaction — Transgenomic’s Reasons for the Transaction,’’ and ‘‘The Transaction — Opinion of Craig-Hallum Capital Group LLC’’ include forward-looking statements. Forward looking statements contained in these Definitive Additional Materials and the Definitive Proxy Statement include projections of earnings, revenues, synergies, accretion or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans and the future management of New Precipio; approvals relating to, and the closing of, the merger with Precipio and the private placement; any statements regarding future economic conditions or performance; and statements of belief and any statement of assumptions underlying any of the foregoing.

The forward-looking statements contained in these Definitive Additional Materials and the Definitive Proxy Statement reflect Transgenomic’s current views about future events, are based on assumptions, and are subject to known and unknown risks and uncertainties. Many important factors could cause actual results or achievements to differ materially from any future results or achievements expressed in or implied by Transgenomic’s forward-looking statements, including the factors listed below. Many of the factors that will determine future events or achievements are beyond Transgenomic’s ability to control or predict. The following factors include, among others: the ability of the parties to satisfy the conditions precedent and consummate the proposed merger, the timing of consummation of the proposed merger, the ability of the parties to secure any required stockholder or other approvals in a timely manner or on the terms desired or anticipated, the ability to achieve anticipated benefits, risks related to disruption of management’s attention due to the pending merger, operating results and businesses generally, the outcome of any legal proceedings related to the proposed merger and the general risks associated with the respective businesses of Transgenomic and Precipio, including the general volatility of the capital markets, terms and deployment of capital, volatility of the Transgenomic share price, changes in the biotechnology industry, interest rates or the general economy, underperformance of Transgenomic’s and Precipio’s assets and investments and decreased ability to raise funds, the degree and nature of Transgenomic’s and Precipio’s competition and other risks as described in Transgenomic’s reports filed with the SEC.

The forward-looking statements contained in these Definitive Additional Materials and the Definitive Proxy Statement reflect Transgenomic’s views and assumptions only as of the date of the Definitive Additional Materials and the Definitive Proxy Statement, respectively. You should not place undue reliance on forward-looking statements. Except as required by law, Transgenomic assumes no responsibility for updating any forward-looking statements.

Transgenomic’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences are discussed in the section entitled ‘‘Risk Factors’’ beginning on page 20 of the Definitive Proxy Statement and the section entitled “Risk Factors” included in Transgenomic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and risk factors detailed in Transgenomic’s most recent quarterly report on Form 10-Q. Transgenomic qualifies all of its forward-looking statements by these cautionary statements.